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                                                                     EXHIBIT 4.1

--------    [LOGO Alteon WebSystems]                               --------
NUMBER                                                              SHARES

    A
----------                           -----------              CUSIP 02145A 10 9
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
THIS CERTIFICATE IS TRANSFERABLE IN LAKEWOOD, COLORADO         SEE REVERSE FOR CERTAIN DEFINITIONS

                  INCORPORATED UNDER  THE LAWS OF THE STATE OF DELAWARE
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THIS CERTIFIES THAT



is the record holder of

    FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 par value, OF

      ---------------             --------------------
_______________________ Alteon WebSystems, Inc._______________________________
      ---------------             --------------------

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer
Agent and registered by the Registrar.

            WITNESS the facsimile signatures of its duly authorized officers.

Dated:

     /s/ James G. Burke                               /s/ Dominic Orr
CHIEF FINANCIAL OFFICER & SECRETARY                CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN SECURITIES TRANSFER & TRUST, INC.

                                 P.O. BOX 1596
                               DENVER, COLORADO
                                                             TRANSFER AGENT
                                                              AND REGISTRAR
BY
                                                          AUTHORIZED SIGNATURE
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                            Alteon WebSystems, Inc.

A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established by the Certificate of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation at its corporate headquarters.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE
CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A
REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this
Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
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
TEN COM - as tenants in common                      UNIF TRF MIN ACT - ___ Custodian (until age ___)
TEN ENT - as tenants by the entireties                           (Cust)
JT TEN - as joint tenants with right                               ___ under Uniform Transfers
         of survivorship and not as tenants                      (Minor)
         in common                                             to Minors Act ____________
                                                                        (State)


    Additional abbreviations may also be used though not in the above list.

    For value received, _________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

-----------------

-----------------

__________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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--------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________


                 X____________________________________

                 X____________________________________
              Notice: The signature(s) to this assignment must correspond with the name(s) written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever.


Signature(s) Guaranteed




By_________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.